UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): September 28, 2004
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-20394                 06-1340408
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


                 415 Northern Blvd., Great Neck, New York 11021
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

               (b) On September 28, 2004, Paul A. Amershadian resigned as a director of CoActive Marketing Group, Inc. (the "Company"), so that the Company would be in compliance with Rule 4350(c)(1) of The Nasdaq Stock Market, Inc. ("Nasdaq") which provides that a majority of the Board of Directors of Nasdaq listed companies must be comprised of independent directors (as defined by Nasdaq).

Item 8.01      Other Events.

               On September 28, 2004, the Company issued a press release announcing that it held its annual meeting and confirming previously issued earnings guidance. A copy of the press release is attached as Exhibit 99 to this report.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2004

                                      COACTIVE MARKETING GROUP, INC.


                                      By:  /s/ Donald A. Bernard
                                         -------------------------------
                                         Donald A. Bernard,
                                         Executive Vice President and Chief
                                         Financial Officer


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                                  EXHIBIT INDEX

No.               Description
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Exhibit 99        Press Release dated September 28, 2004.


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